SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Superior Uniform Group, Inc.

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Superior Uniform Group, Inc. 10055 Seminole Boulevard Seminole, FL 33772-2539

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 4, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of SUPERIOR UNIFORM GROUP, INC., (the “Company”) will be held at the offices of the Company, 10055 Seminole Boulevard, Seminole, Florida, 33772 on May 4, 2007 at 10 A.M. (Local Time) for the following purposes:

1.	To elect nine Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected or appointed and qualified;

2.	To ratify the appointment of Grant Thornton LLP as independent auditors for the year 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 14, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Seminole, Florida, March 30, 2007	RICHARD T. DAWSON Secretary

IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THIS MEETING PLEASE MARK,

DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT

PROMPTLY. THANK YOU.

SUPERIOR UNIFORM GROUP, INC.

10055 Seminole Boulevard

Seminole, Florida 33772

PROXY STATEMENT FOR 2007

ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished by the Board of Directors of Superior Uniform Group, Inc. (the “Company”) in connection with the solicitation of proxies to be voted at the Company’s 2007 Annual Meeting of Shareholders, which will be held at 10:00 a.m. Local Time on May 4, 2007 at the offices of the Company, 10055 Seminole Boulevard, Seminole, Florida, 33772 (the “Meeting”).

Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Secretary of the Company, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors. Shares that are not voted, either by casting a ballot in person or by returning a signed proxy, by the shareholders or brokers entitled to vote them, or through abstention, will not be considered in the final tabulation.

The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy are first being mailed to shareholders is March 30, 2007.

The close of business on March 14, 2007 (the “Record Date”) has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of March 2, 2007, 6,637,909 shares of the Company’s common stock, par value $.001 per share, (the “Common Stock”) were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on the Record Date for the Meeting on all matters that come before the Meeting.

The Company’s Bylaws provide that the holders of a majority of the issued and outstanding shares of common stock outstanding on the Record Date must be present or represented at the Meeting in order to have a quorum for the transaction of business. Abstentions (votes “withheld”) will be counted as present for purposes of determining the presence of a quorum. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). If a quorum is present and voting, the nine nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Abstentions and broker non-votes will not affect the outcome of the vote on such proposal.

Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s annual report to shareholders and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report and this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling (727) 397-9611, extension 1309 or by sending a written request addressed to the Company, Attention: Secretary, 10055 Seminole Boulevard, Seminole, Florida, 33772.

ELECTION OF DIRECTORS (Proposal 1)

The Bylaws of the Company set the size of the Board of Directors at not less than three nor more than nine. The Board of Directors currently consists of nine members. Directors hold their positions until the Meeting at which time the term expires, after their respective successors are elected and qualified.

The Board of Directors recommends that nine Directors be elected at the Meeting to hold office until the Company’s annual meeting in 2008 and until their successors shall be duly elected and qualified or until their earlier resignation, removal from office or death. The persons designated as nominees for election as director are Gerald M. Benstock, Michael Benstock, Alan D. Schwartz, Peter Benstock, Manuel Gaetan, Ph.D., Sidney Kirschner, Robin Hensley, Paul Mellini and Arthur Wiener, to serve the term described above. See “Management - Directors and Executive Officers” and “Certain Transactions” for further information on such nominees. In the event any of the nominees should be unable to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

Shareholders may vote for up to nine nominees and the nine nominees receiving the highest number of votes shall be elected. Shareholders may not vote cumulatively in the election of Directors.

The Board of Directors recommends a vote “FOR” each of the nominees.

MANAGEMENT

Directors and Executive Officers

The following table sets forth the names and ages of the Directors and executive officers and the positions they hold with the Company. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position
Gerald M. Benstock	76	Chairman, Director and Chairman of the Executive Committee.
Michael Benstock	51	Chief Executive Officer, Director and a member of the Executive Committee.
Alan D. Schwartz	56	President, Director and a member of the Executive Committee.
Peter Benstock	45	Executive Vice President, Director and a member of the Executive Committee.
Manuel Gaetan, Ph.D.	69	Director and a member of the Ethics and Corporate Governance* and the Nominating Committees.
Sidney Kirschner	72	Director and a member of the Audit, Ethics and Corporate Governance, Nominating and Compensation* Committees.
Robin M. Hensley	50	Director and a member of the Audit* Committee.
Paul Mellini	54	Director and member of the Audit, Nominating* and Compensation Committees.
Arthur Wiener	69	Director and a member of the Audit, Nominating and Compensation Committees.
Andrew D. Demott, Jr.	43	Senior Vice President, Treasurer, and Chief Financial Officer.
Richard T. Dawson	61	Vice President, General Counsel and Secretary

*	Chairman of the Committee

Gerald M. Benstock is the Chairman of the Board of Directors. Mr. Benstock has served in this position for more than the past 5 years. Prior to October 24, 2003, he also served as Chief Executive Officer. Prior to May 1, 1992, Mr. Benstock served as President of the Company. Mr. Benstock also has served as a Director of the Company since 1951.

Michael Benstock has served as Chief Executive Officer of the Company since October 24, 2003. Mr. Benstock previously served as Co-President beginning May 1, 1992. Prior to such date, Mr. Benstock served as Executive Vice President of the Company. Mr. Benstock has also been a Director of the Company since 1985. He also serves as a director of USAmeriBank, Inc.

Alan D. Schwartz has served as President of the Company since October 24, 2003. Mr. Schwartz previously served as Co-President of the Company beginning May 1, 1992. Prior to such date, Mr. Schwartz served as Executive Vice President of the Company. Mr. Schwartz has also served as a Director of the Company since 1981.

Peter Benstock has served as Executive Vice President since February 8, 2002. Before such date, Mr. Benstock served as a Senior Vice President of the Company beginning February 7, 1994. Mr. Benstock has also been a Director of the Company since 1990.

Manuel Gaetan, Ph.D., has been a Director of the Company since November 7, 1991. Dr. Gaetan has served as President and Chief Executive Officer of MGR Enterprises, Inc. since June of 1993. Dr. Gaetan was President of the Bobbin Group from August of 1995 until September of 1998 and he served as President and C.E.O. of Bobbin Blenheim, Inc. and was Executive Vice President of Blenheim USA from January of 1990 until August of 1995.

Sidney Kirschner has been a Director of the Company since September 25, 1996. He has been Head of the School at The Alfred and Adele Davis Academy since March 2006. He retired as President and Chief Executive Officer of Northside Hospital, Inc. in August 2004. Prior thereto, he served as Chairman of the Board, President and Chief Executive Officer of National Service Industries, Inc. He also currently serves as a director of Crown Crafts, Inc.

Robin M. Hensley has been a Director of the Company since August 1, 2000. She has served as Business Development Coach of Raising the Bar since May 2004 and previously was President of Personal Construction, LLC since January of 2000. Prior thereto, she was Vice President of Patton Construction from December of 1995 to January 2000.

Paul Mellini has been a Director of the Company since May 7, 2004. Mr. Mellini has been CEO and President of Nature Coast Bank in Citrus County, Florida since March 7, 2005. He was CEO and President of Premier Community Bank of Florida and Premier Community Bank of South Florida from January 2002 until May 2004 and CEO and President of PCB Bancorp Inc. Prior thereto, he was regional president of First Union of the Greater Bay from April 1995 to December 2001.

Arthur Wiener has been a Director of the Company since May 7, 2004. Mr. Wiener retired in February 2004 as Chairman of the Board of Galey & Lord, Inc., a manufacturer of textile products. He had been Chairman since February 1992 and President and Chief Executive Officer of the Company since February 1988. On February 19, 2002, Galey & Lord and each of its domestic subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. The bankruptcy court confirmed Galey & Lord’s Plan of Reorganization on February 10, 2004.

Andrew D. Demott, Jr. has been Senior Vice President, Chief Financial Officer, and Treasurer since February 8, 2002. Formerly, he served as Vice President, Chief Financial Officer and Treasurer beginning June 15, 1998. Mr. Demott served as Secretary from July 31, 1998 through June 14, 2002. Prior to such dates, Mr. Demott served as an Audit Senior Manager with Deloitte & Touche, LLP since September 1995. Prior to that date, Mr. Demott was an Audit Manager with Deloitte & Touche LLP since September 1992.

Richard T. Dawson joined Superior in June 2002 as Corporate Counsel and was subsequently named Corporate Secretary on June 14, 2002. He was appointed a Vice President in November 2002. Prior to joining Superior, Mr. Dawson was in private practice. Prior to entering private practice and during the previous five years, Mr. Dawson was Vice President, General Counsel and Secretary of JLM Industries, Inc. and of Unisite, Inc.

The following family relationships exist between the Company’s Directors, nominees and executive officers. Michael Benstock and Peter Benstock are sons of Gerald M. Benstock, and Alan D. Schwartz is his son-in-law. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

DIRECTOR COMMITTEES AND MEETINGS

The Board of Directors held five meetings during 2006. In 2006, each incumbent Director attended at least 75% of all meetings of the Board and of each committee for which he/she was a member. The Company expects all members of the Board to attend the Company’s annual meeting of shareholders barring other significant commitments or special circumstances. All of the Company’s Board members attended the Company’s 2006 annual meeting of shareholders, with the exception of Arthur Wiener.

The Board has Executive, Audit, Compensation, Ethics and Corporate Governance and Nominating Committees.

The Board has determined that Dr. Manuel Gaetan, Ph.D., Mr. Sidney Kirschner, Ms. Robin M. Hensley, Mr. Paul Mellini, and Mr. Arthur Wiener are independent, as that term is defined by the applicable rules of the Securities and Exchange Commission and the American Stock Exchange. The Board has further determined that all members of the Audit, Compensation, and Nominating Committees are independent and satisfy the relevant Securities and Exchange Commission and American Stock Exchange independence requirements and other requirements for members of such committees.

Executive Committee

The current members of the Executive Committee are Messrs. Gerald M. Benstock, Michael Benstock, Alan D. Schwartz, and Peter Benstock. The Executive Committee is authorized to act in place of the Board of Directors during periods between Board meetings. The Executive Committee did not hold any formal meetings during 2006. The Executive Committee acted by unanimous written consent on five occasions during 2006. Each action taken by the Executive Committee pursuant to a unanimous written consent was subsequently reviewed and ratified by the Board of Directors.

Audit Committee

The current members of the Audit Committee are Ms. Robin Hensley, Messrs. Sidney Kirschner, Paul Mellini and Arthur Wiener. The Audit Committee assists the Board of Directors in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Board of Directors has determined that each member of the Audit Committee is independent, as that term is defined in the American Stock Exchange listing standards applicable to audit committee members. The Board has also determined that Robin Hensley qualifies as an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. The Audit Committee met five times during 2006. The Audit Committee Charter is not available on the Company’s website. However, a copy of the Audit Committee Charter is attached hereto as Exhibit A.

Ethics and Corporate Governance Committee

The current members of the Ethics and Corporate Governance Committee are Dr. Manuel Gaetan, Ph.D., and Mr. Sidney Kirschner. The Ethics and Corporate Governance Committee develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company.

Compensation Committee

The current members of the Compensation Committee are Mr. Sidney Kirschner, Mr. Paul Mellini and Mr. Arthur Wiener. The Compensation Committee’s principal function is to make recommendations to the Board of Directors with respect to compensation of officers and directors. The Compensation Committee met once during 2006. The Compensation Committee does not have a written charter.

Nominating Committee

The Nominating Committee consists of Dr. Manuel Gaetan, Ph.D., Mr. Sidney Kirschner, Mr. Paul Mellini and Mr. Arthur Wiener. The Nominating Committee identifies qualified individuals to become directors and recommends to the Board, candidates for all directors to be filled by the Board or by shareholders of the Company. The Board of Directors has determined that each member of the Nominating Committee is independent as defined by American Stock Exchange listing standards applicable to nominating committee members. The Nominating Committee Charter is not available on the Company’s website. However, a copy of the Nominating Committee Charter is attached hereto as Exhibit B. The Nominating Committee has recommended the candidates to be nominated to stand for election to the Board of Directors at the 2007 Annual Meeting of Shareholders.

Nominations of Directors

The Board selects the director nominees to stand for election at the Company’s annual meetings of shareholders and to fill vacancies occurring on the Board, based on the recommendations of the Nominating Committee. In recommending nominees to serve as directors, the Nominating Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. However, the Nominating Committee believes the following minimum qualifications must be met by a director nominee to be recommended to the Board:

•	Each director must display high personal and professional ethics, integrity and values.

•	Each director must have the ability to exercise sound business judgment.

•	Each director must be highly accomplished in his or her respective field, with broad experience at the executive and/or policy-making level in business, government, education, technology or public interest.

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

The Board also believes the following qualities or skills are necessary for one or more directors to possess:

•	One or more of the directors generally should be active or former chief executive officers of public or private companies or leaders of major organizations, including commercial, scientific, government, educational and other similar institutions.

•	Directors should be selected so that the Board is a diverse body.

The Nominating Committee will consider recommendations for directorships submitted by shareholders. Recommendations for consideration by the Nominating Committee, including recommendations from shareholders of the Company, should be sent to the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters in writing together with appropriate biographical information concerning each proposed nominee. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominees of the Nominating Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Sidney Kirschner, Paul Mellini, and Arthur Wiener, none of whom has ever been an employee of the Company or any of its subsidiaries. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our board of directors or compensation committee.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which sets forth the guiding principles and rules of behavior by which we operate our Company and conduct our daily business with our customers, vendors, shareholders and with our fellow employees. This Code applies to all of the directors and employees of the Company.

The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct and compliance with the law. But we recognize that the law in many cases is about what we can do; what is legally permissible. We consider it important to focus on what we should do and what ethical principles we should embrace in guiding our behavior to engender trust and loyalty within our work forces and with all our key stakeholders, our customers, suppliers, dealers and investors. The Code of Business Conduct and Ethics can be found on our website at www.superioruniformgroup.com under “About Us: Our Culture.”

Communications with Board of Directors

Shareholders may communicate with the full Board or individual directors, by submitting such communications in writing to Superior Uniform Group, Inc., Attention: Board of Directors (or the individual director(s)), 10055 Seminole Boulevard, Seminole, FL 33772. Such communications will be delivered directly to the directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Programs and Process

The policies and procedures of the Compensation Committee are to:

determine and approve the compensation of the Company’s Chief Executive Officer (the “CEO”);

make recommendations to the Board with respect to executive compensation for non-CEO executive officers, incentive compensation for executives and equity-based plans that are subject to board approval;

assist the Board in its oversight of the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including but not limited to those policies and strategies regarding recruiting, retention, career development and progression, management succession, diversity and employment practices; and

prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission.

The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract and retain the best executive talent available to us and to align our executive compensation structure with shareholder value creation. To achieve these objectives, the Compensation Committee has established an incentive system based on performance and benchmarked against an established peer group in which long-term continued improvement in pre-tax profit is the goal. More specifically, the Compensation Committee believes that executive compensation should:

help attract and retain the most qualified individuals by being competitive with compensation paid to persons having similar responsibilities and duties in other companies in the same and closely related businesses;

relate to the value created for shareholders by being directly tied to financial performance and condition of the Company and the particular executive officers contribution thereto;

reward individuals who help the Company achieve its short-term and long-term objectives and thereby contribute significantly to the success of the Company; and

reflect the qualifications, skills, experience, and responsibilities of the particular executive officer.

Role of Management in Awarding Executive Compensation

Our Chief Executive Officer currently initiates the compensation discussions with the Compensation Committee, providing requests and seeking approval from the Committee and the Board of Directors before finalizing any employment arrangements or bonus plans related to executives of the Company. The Compensation Committee approves the annual incentive award for the Chairman, the Chief Executive Officer and for each officer below the Chief Executive Officer level, based on the Chief Executive Officer’s recommendations.

Compensation Components

The Company’s executive compensation program currently consists of three key elements: base salary and benefits, annual incentives and stock-settled stock appreciation rights.

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies in line with our compensation philosophy. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Annual Incentives. Our annual incentive bonuses are intended to compensate officers for achieving our annual financial goals at corporate levels (and for achieving measurable individual annual performance objectives). Our annual incentive bonus plan provides for a cash bonus, dependent upon the level of achievement of the stated corporate goals (and personal performance goals), calculated as a percentage of the officer’s base salary. The annual incentive bonus ties incentive compensation to net earnings per share (“EPS”) as reported in the Company’s audited financial statements. Under this plan, the Compensation Committee establishes an EPS target that must be reached before any bonuses are earned. The target EPS is based upon the annually established financial growth plan and goal. The Compensation Committee also establishes for each participant in the Plan, including executive officers, individual incentive amounts (“TIA”) that may be earned, in whole or in part, depending upon whether the EPS target is reached and by how much it is exceeded during the fiscal year. At the target EPS level, a bonus equal to 100% of the TIA will be earned by the plan participants. For 2007, the target bonus awards (as a percentage of base salary) will be as follows: Chief Executive Officer, 40%; Chief Financial Officer, 40%; Chairman, 40% and Executive Vice President, 40%. The payout continues to increase as EPS increases and there is no maximum payout for the target bonus. The target EPS level for 100% payout is equal to $0.75 per share. The Company’s net earnings per share were $0.32 for the year ended December 31, 2006 and $0.17 for the year ended December 31, 2005.

Stock Option and Equity Incentive Programs

We intend that our stock option and equity incentive program is the primary vehicle for offering long-term incentives and rewarding our executive officers and key employees. We also regard our stock option and equity incentive program as a key retention tool. This is a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option or stock appreciation right and the market price of our common stock, we believe that granting such awards is the best method of motivating the executive officers to manage the Company in a manner that is consistent with the interests of the Company and our stockholders.

Stock Awards Granted

We grant stock-settled stock appreciation rights and options to our executive officers and key employees based upon prior performance, the importance of retaining their services and the potential for their performance to help us attain our long-term goals. However, there is no set formula for the granting of awards to individual executives or employees. In each of the past three fiscal years, we have granted stock-settled stock appreciation rights and options, to purchase an average of approximately 248,000 shares of our common stock. Of this amount, approximately 28% has been granted to the named executive officers, and the balance has been granted to other officers, non-employee directors and other employees. During fiscal year 2006, a total of 136 employees and 5 non-employee directors received stock-settled stock appreciation rights or options to acquire an aggregate of approximately 238,000 shares of our common stock, including the five named executive officers, who received stock-settled stock appreciation rights to acquire an aggregate of 75,000 shares or 31.5% of the total stock-settled stock appreciation rights and options granted in 2006.

Timing of Grants

Stock-settled stock appreciation rights and options to our executive officers and other key employees are granted annually in conjunction with the review of the individual performance of our executive officers. This review takes place at the regularly scheduled meeting of the compensation committee, which is held in conjunction with the quarterly meeting of our Board in February. It is our Compensation Committee’s intention to continue the practice of granting annual awards at the time of the Compensation Committee’s February meeting. Stock option awards are granted to our non-employee directors on the date of our annual meeting of stockholders, in accordance with the terms of our 2003 plan. The exercise price of all stock options is set at the closing price of our common stock on the American Stock Exchange on the date of grant.

Other Compensation

Consistent with our pay-for-performance compensation philosophy, we intend to continue to maintain modest executive benefits and perquisites for officers; however, the Compensation Committee at its discretion may revise, amend or add to the officer’s executive benefits and perquisites if it deems it advisable. We believe these benefits and perquisites are currently at competitive levels for companies similar to ours. We have no current plans to make changes to either the employment arrangements or levels of benefits and perquisites provided thereunder.

Retention Agreements

We have entered into retention agreements with each of our named executive officers. The retention agreements generally provide that, if within 24 months following a change in control the executive officer’s employment is terminated for reasons other than for cause (as defined in the retention agreement) or by the executive for good reason (as defined in the retention agreement, including the ability for the executive to make an election within a forty-five day period beginning 180 days after a change in control), we will make a lump-sum cash payment to the executive officer equal to two times the sum of the executive officer’s base salary at the rate in effect at the termination date or, if greater, the highest rate in effect at any time during the ninety day period prior to a change in control and the average of the annual cash bonuses paid to the executive during the three full fiscal years prior to the termination date or, if greater, the three full fiscal years immediately prior to the change in control date. The retention agreements also provide that we will continue to provide benefits to each executive for a period of two years after the date of his or her termination. Additionally, the agreements provide for each executive to be paid additional amounts under the Company’s defined benefit plans and defined contribution plans as though they were employed for an additional two years. The current agreements expire on November 23, 2007 but are subject to automatic one-year extension unless we give the executive officer prior notification. The retention agreements are intended to promote stability and continuity of management should the Company consider a change in control transaction.

Had a change in control occurred during 2006 and had their employment been terminated on December 31, 2006, the named executive officers would have been eligible to receive the payments set forth in the table below.

Potential Payments Under Retention Agreements

Name	Salary & Bonus ($)	Benefits ($)(1)	Total ($)
Michael Benstock, Chief Executive Officer	624,240	56,550	680,790
Andrew D. Demott, Jr., Senior V.P. & CFO	396,138	82,112	478,250
Alan D. Schwartz, President	593,640	51,030	644,670
Peter Benstock, Executive V. P.	502,496	86,272	588,768

(1)	Consists of health and dental insurance coverage that the Company is responsible for continuing to provide to the executives for up to two years as though the executive were still employed. The executive is responsible to pay the employee portion of premiums consistent with the rates in effect at the date of the termination of employment. The value is based upon the type of insurance coverage we carried for each executive officer as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006. Also includes payment for the equivalent amounts that would have been earned had the executive completed two additional years of service in both the defined benefit plan and the defined contribution plan.

Summary Compensation Table

The following table sets forth for each of the named executive officers: (i) the dollar value of base salary and bonus earned during the year ended December 31, 2006; (ii) the aggregate grant date fair value of stock and option awards granted during the year, computed in accordance with FAS 123 (R); (iii) the dollar value of earnings for services pursuant to awards granted during the year under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during the year; (v) all other compensation for the year; and, finally, (vi) the dollar value of total compensation for the year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($) (1)	Total ($)
Michael Benstock, Chief Executive Officer	2006	312,120	—	—	35,820	—	23,357	16,730	388,027
Andrew D. Demott, Jr., Senior V.P. & CFO	2006	198,069	—	—	21,890	—	7,017	16,510	243,429
Gerald M. Benstock, Chairman of the Board	2006	156,000	—	—	35,820	—	—	18,395	210,215
Alan D. Schwartz, President	2006	296,820	—	—	29,850	—	34,935	16,730	378,335
Peter Benstock, Executive V.P.	2006	251,248	—	—	25,870	—	17,801	16,730	311,649

(1)	The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The amounts shown in this column include the following: Matching contributions on 401(k) deferrals, insurance premiums for a Supplemental Medical Plan, which is a fully insured hospital and medical expense reimbursement plan covering certain key management employees and their dependents, and personal automobile use.
(2)	Refer to Note 12 - Stock Options in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on March 13, 2007 for the relevant assumptions used to determine the valuation of our option awards.
(3)	The amounts in this column reflect the actuarial increase in the present value of the named executive officer’s benefits under all pension plans established by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested.

Grants Of Plan-Based Awards

The following table sets forth information regarding all incentive plan awards that were made to the named executive officers during 2006, (including incentive plan awards equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to a named executive officer during the year. The information supplements the dollar value disclosure of stock, option and non-stock awards in the Summary Compensation Table by providing additional details about such awards. Equity incentive-based awards are subject to a performance condition or a market condition as those terms are defined by FAS 123(R). Non-equity incentive plan awards are awards that are not subject to FAS 123(R) and are intended to serve as an incentive for performance to occur over a specified period.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (1)	Grant Date Fair Value of Option Awards (2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael Benstock, Chief Executive Officer	2/3/2006	—	—	—	—	—	—	—	18,000	$11.20	$35,820
Andrew D. Demott, Jr., Senior V.P. & CFO	2/3/2006	—	—	—	—	—	—	—	11,000	$11.20	$21,890
Gerald M. Benstock, Chairman of the Board	2/3/2006	—	—	—	—	—	—	—	18,000	$11.20	$35,820
Alan D. Schwartz, President	2/3/2006	—	—	—	—	—	—	—	15,000	$11.20	$29,850
Peter Benstock, Executive V.P.	2/3/2006	—	—	—	—	—	—	—	13,000	$11.20	$25,870

(1)	The exercise price of the stock-settled stock appreciation rights is equal to the closing price of the common stock as reported on the American Stock Exchange on the date of grant.
(2)	Refer to Note 12 - Stock Options in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on March 13, 2007 for the relevant assumptions used to determine the valuation of our option awards.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2006, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Michael Benstock, Chief Executive Officer	10,525 8,200 8,200 12,000 20,000 18,000	— — — — — —	— — — — — —	9.50 12.15 11.02 15.11 14.95 11.20	2/7/2007 1/30/2008 5/1/2008 2/5/2009 2/2/2010 2/2/2011	— — — — — —	— — — — — —	— — — — — —	— — — — — —
Andrew D. Demott, Jr., Senior V.P. & CFO	8,950 8,200 8,200 10,000 12,000 11,000	— — — — — —	— — — — — —	9.50 12.15 11.02 15.11 14.95 11.20	2/7/2007 1/30/2008 5/1/2008 2/5/2009 2/2/2010 2/2/2011	— — — — — —	— — — — — —	— — — — — —	— — — — — —
Gerald M. Benstock, Chairman of the Board	10,525 8,200 8,200 12,000 20,000 18,000	— — — — — —	— — — — — —	10.45 13.37 11.02 15.11 14.95 11.20	2/7/2007 1/30/2008 5/1/2008 2/5/2009 2/2/2010 2/2/2011	— — — — — —	— — — — — —	— — — — — —	— — — — — —
Alan D. Schwartz, President	10,525 8,200 8,200 12,000 16,000 15,000	— — — — — —	— — — — — —	9.50 12.15 11.02 15.11 14.95 11.20	2/7/2007 1/30/2008 5/1/2008 2/5/2009 2/2/2010 2/2/2011	— — — — — —	— — — — — —	— — — — — —	— — — — — —
Peter Benstock, Executive V. P.	10,525 8,200 8,200 12,000 14,000 13,000	— — — — — —	— — — — — —	9.50 12.15 11.02 15.11 14.95 11.20	2/7/2007 1/30/2008 5/1/2008 2/5/2009 2/2/2010 2/2/2011	— — — — — —	— — — — — —	— — — — — —	— — — — — —

(1)	Options and stock-settled stock appreciation rights are exercisable immediately upon grant.
(2)	The expiration date of each grant occurs five years after the date of grant.

Option Exercises and Stock Vested

The following table sets forth information regarding each exercise of stock options and vesting of restricted stock during 2006 for each of the named executive officers on an aggregated basis:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael Benstock	11,750	32,313	—	—
Andrew D. Demott, Jr.	9,000	23,490	—	—
Gerald M. Benstock	11,750	20,680	—	—
Alan Schwartz	11,750	32,313	—	—
Peter Benstock	11,750	32,313	—	—

Pension Benefits/Retirement Plans

Since 1942, the Company has had a retirement plan (the “Basic Plan”) which has been qualified under the Internal Revenue Code. The Basic Plan is a “defined benefit” plan, with benefits normally beginning at age 65, is non-contributory by an employee, and the Company’s contributions are not allocated to the account of any particular employee. All employees of the Company (except employees included in a retirement plan negotiated as part of a union contract) are eligible to participate in the Basic Plan. The Company also commenced effective November 1, 1994, the Superior Uniform Group, Inc. Supplemental Pension Plan (the “Supplemental Plan”) available to certain eligible employees of the Company. Retirement benefits available under the Supplemental Plan are based on the same provisions as in the qualified plan but ignore the salary limitations imposed by the Internal Revenue Service ($200,000 in 2006). Accordingly, all eligible employees, regardless of earnings, will receive exactly the same formula distribution upon retirement. The following table shows estimated annual retirement benefits for the Basic Plan and Supplemental Plan (the “Plan”) combined, which are payable to employees of the Company upon retirement in specified compensation and years of service classifications.

The following table sets forth the actuarial present value of each named executive officer’s accumulated benefit under each defined benefit plan, assuming benefits are paid at normal retirement age based on current levels of compensation. The table also shows the number of years of credited service under each such plan, computed as of the same pension plan measurement date used in the Company’s audited financial statements for the year ended December 31, 2006. The table also reports any pension benefits paid to each named executive officer during the year.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments during Last Fiscal Year ($)
Michael Benstock,	Superior Uniform Group, Inc.	25.00	238,283	—
Chief Executive Officer	Employees’ Pension Plan
	Supplemental Retirement Plan	25.00	161,976	—
Andrew D. Demott, Jr.,	Superior Uniform Group, Inc.	8.33	42,071	—
Senior V.P. & CFO	Employees’ Pension Plan
Gerald M. Benstock,	Superior Uniform Group, Inc.	25.00	—	—
Chairman of the Board	Employees’ Pension Plan
	Supplemental Retirement Plan	25.00	—	—
Alan D. Schwartz,	Superior Uniform Group, Inc.	25.00	398,413	—
President	Employees’ Pension Plan
	Supplemental Retirement Plan	25.00	185,676	—
Peter Benstock,	Superior Uniform Group, Inc.	23.75	159,166	—
Executive V. P.	Employees’ Pension Plan
	Supplemental Retirement Plan	23.75	29,684	—

The Plan provides benefits based on years of service and earnings above and below the covered Compensation Base. The normal monthly retirement benefit is 17.5% of an employee’s average monthly compensation during the highest paid five years of the ten years immediately preceding retirement up to his Covered Compensation Base plus 32.5% of such average monthly compensation in excess of his Covered Compensation Base, reduced in the event such employee has less than 25 years of service. An employee’s compensation includes overtime pay, commissions and any bonus received and therefore includes executive officers compensation as described in Salary and Bonus in the Summary Compensation Table shown above. There is no offset in retirement benefits for Social Security benefits or other retirement plans or statutory benefits. Of the five most highly compensated executive officers, Mr. G. Benstock, Mr. M. Benstock and Mr. Schwartz have the maximum years of service credited. The Basic Plan was amended as of November 1, 1989. Prior to the amendment, the Basic Plan provided benefits based on years of service and earnings in excess of the Covered Compensation Base (the wage bases on which maximum Social Security taxes are payable). Benefits accrued to November 1, 1989, under the Basic Plan prior to the recent amendment would be paid, if higher than the sums set forth above.

Nonqualified Deferred Compensation

The Company has no nonqualified defined contribution or other nonqualified deferred compensation plans.

Termination or Change in Control Provisions

Please see the information provided above in the “Retention Agreements” section of the Compensation Discussion and Analysis.

Director Compensation

The following table sets forth information regarding the compensation received by each of the company’s directors during the year ended December 31, 2006;

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sidney Kirschner	13,500	—	7,550	—	—	—	21,050
Manuel Gaetan	13,500	—	7,550	—	—	—	21,050
Robin Hensley	14,000	—	7,550	—	—	—	21,550
Paul Mellini	13,500	—	7,550	—	—	—	21,050
Arthur Wiener	12,000	—	7,550	—	—	—	19,550

Directors who are full-time employees of the Company receive no extra compensation for their services as Directors. The remaining Directors are compensated on the basis of $1,500 quarterly and $1,500 per meeting attended. Directors attending Audit or Compensation Committee meetings on a day other than the day of the Directors’ meeting receive $300 per meeting of such Committee. Beginning in July 2004, the Chairman of the Audit Committee received an additional $500 per quarter in Directors’ fees. Directors are entitled to reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings and committee meetings. In addition, outside Directors are also eligible to receive stock option grants pursuant to Superior’s 2003 Incentive Stock and Awards Plan. During fiscal year 2006, each Director was granted 2,500 stock options under the 2003 Incentive Stock and Awards Plan that were exercisable at a price of $12.84 (the trading price of such stock on the date of grant).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management, and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement.

BY: Sidney Kirschner, Paul Mellini and Arthur Wiener

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth, as of the Record Date (except as noted), information as to the beneficial ownership of the Company’s Common Stock by (i) each person known to the Company having beneficial ownership of more than 5% of the Company’s Common stock, (ii) each Director, (iii) each nominee for election as a Director, (iv) each named executive officer identified in the Summary Compensation Table and (v) all Directors and executive officers as a group:

SECURITY OWNERSHIP
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
GERALD M. BENSTOCK	1,659,719	(2)(6)	25.0%
10055 Seminole Boulevard
Seminole, Florida 33772

MOCHELLE A. STETTNER	621,724	(5)	9.4%
2331 Lehigh Parkway N.
Allentown, PA 18130

DIMENSIONAL FUND ADVISORS, LP	527,714	(3)	8.0%
1299 Ocean Avenue
Santa Monica, California 90401

FRANKLIN ADVISORY SERVICES, LLC	461,300	(4)	6.9%
One Franklin Parkway
San Mateo, CA 94403

MICHAEL BENSTOCK	219,043	(6)	3.3%
10055 Seminole Boulevard
Seminole, Florida 33772

ALAN D. SCHWARTZ	214,189	(6)	3.2%
10055 Seminole Boulevard
Seminole, Florida 33772

PETER BENSTOCK	196,606	(6)	3.0%
10055 Seminole Boulevard
Seminole, Florida 33772

ANDREW D. DEMOTT, JR.	72,051	(6)	1.1%
10055 Seminole Boulevard
Seminole, Florida 33772

RICHARD T. DAWSON	26,000	(6)	0.4%
10055 Seminole Boulevard
Seminole, Florida 33772

MANUEL GAETAN, PH.D.	18,600	(6)	0.3%
10055 Seminole Boulevard
Seminole, Florida 33772

SIDNEY KIRSCHNER	17,500	(6)	0.3%
10055 Seminole Boulevard
Seminole, Florida 33772

ROBIN HENSLEY	14,000	(6)	0.2%
10055 Seminole Boulevard
Seminole, Florida 33772

PAUL MELLINI	9,000	(6)	0.1%
10055 Seminole Boulevard
Seminole, Florida 33772

ARTHUR WIENER	8,500	(6)	0.1%
10055 Seminole Boulevard
Seminole, Florida 33772

All Directors and Executive Officers as a group (11 persons)	2,455,208	(1)(2)(6)	37.0%

(1)

Except as otherwise indicated, all shares are individually held of record with sole voting and investment power or held of record by relative(s) of the named shareholder and the named shareholder has sole or shared voting and investment power.

(2)

Includes 75,240 shares held of record by Mr. Benstock’s wife and 31,576 shares held by a trust in which Mr. Benstock is the trustee and has sole investment power and 1,391,044 shares held by Benstock-Superior Ltd., a limited partnership owned by a trust in which Mr. Benstock is the sole beneficiary and trustee with sole investment power. The trust is the general partner of Benstock-Superior Ltd. Includes 55,184 shares held by Wendy Benstock, daughter, for whom Joan Benstock is Guardian and who disclaims beneficial ownership of such securities.

(3)

According to a Schedule 13G filed with the Securities and Exchange Commission on February 1, 2007, Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.

(4)

According to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005, Franklin Advisory Services, LLC, a registered investment advisor (“Franklin”) is deemed to have beneficial ownership of 461,300 shares. Franklin has sole voting power and sole disposition power for all shares.

(5)

Includes 5,144 shares owned by a Trust of which Mrs. Stettner is a Co-Trustee with two of her adult children, 912 shares held as custodian for children who are now adults, and 2,400 shares owned by Mrs. Stettner’s husband, to which Mrs. Stettner disclaims beneficial ownership. Mrs. Stettner has pledged 361,793 shares of Superior stock as security for a loan.

(6)

The share ownership of the following individuals includes that number of shares underlying stock options following his or her name, which are currently exercisable or exercisable within 60 days of the Record Date, pursuant to the Company’s 2003 and 1993 Incentive and Stock and Awards Plans: Mr. G. M. Benstock - 84,400 shares; Mr. M. Benstock - 84,400 shares; Mr. Schwartz - 74,400 shares; Mr. P. Benstock - 68,400 shares; Mr. Demott - 60,400 shares; Mr. Dawson - 26,000 shares; Dr. Gaetan - 17,500 shares; Mr. Kirschner - 16,500 shares; Ms. Hensley - 13,000 shares; Mr. Mellini - 7,500 shares and Mr. Wiener - 7,500 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 5 were required for them, the Company believes that during its most recently completed fiscal year ended on December 31, 2006, all Section 16(a) reports required to be filed by its officers, directors, and greater than ten percent beneficial owners were timely filed.

CERTAIN TRANSACTIONS

Director and Officer Liability Insurance

As authorized by Section 607.0850(12) of the Florida Business Corporation Act, the Company maintains insurance to indemnify it and its Directors and officers from certain liabilities to the extent permitted by law; such insurance is in the face amount of $10,000,000 with Federal Insurance Company, under contract dated August 27, 2006 at an annual premium of $85,000. No sums have been paid or sought under any such indemnification insurance.

Review, Approval and Ratification of Transactions with Related Persons

The Company’s policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation-related matters, be reviewed and approved or ratified by a majority of independent, disinterested directors. The Company has not adopted procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case by case basis. The Company’s policy is to require that all compensation-related matters be recommended for Board approval by the Compensation Committee. During the last fiscal year, no transactions with a related party have occurred that required a waiver of this policy nor have any transactions with a related party occurred in which the Company did not follow this policy.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee serves to assist the Board in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The members of the Audit Committee meet the independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission.

The Company’s management has primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and its financial reporting process. The Company’s independent auditing firm, Grant Thornton LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and oversee these processes. In connection with these responsibilities, the Audit Committee reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with the Company’s management.

2. The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1., AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with Grant Thornton LLP its independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

BY: Robin Hensley, Sidney Kirschner, Paul Mellini and Arthur Wiener

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal 2)

Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its long-standing practice of recommending that the Board ask the shareholders, at their annual meeting, to ratify their appointment of the independent auditors. The Audit Committee has appointed Grant Thornton LLP, independent certified public accountants, to audit the financial statements of the Company for the year ending December 31, 2007.

The Company expects representatives of Grant Thornton LLP to be present at and available to respond to appropriate questions at the Meeting. Representatives of Grant Thornton LLP will have the opportunity to make a statement if they so desire.

Shareholder ratification of the Company’s independent registered public accountants is not required by the Company’s Bylaws or otherwise. The Audit Committee and the Board of Directors has elected to seek such ratification as a matter of good corporate practice. If the shareholders do not ratify this appointment, the Audit Committee will consider the appointment of other auditors.

Audit Fees and All Other Fees

The following table sets forth information regarding fees paid by the Company to Grant Thornton LLP during 2006, 2005 and 2004:

	2006	2005	2004
Audit Fees(1)	$445,336	$409,159	$369,292
Tax Fees(1)	6,500	7,080	—

Total Fees	$451,836	$416,239	$369,292

(1)

Fees for audit services include fees associated with the annual audit and the audit of internal control over financial reporting in 2006, 2005 and 2004 and the reviews of the Company’s quarterly reports on Form 10-Q. Tax fees for 2006 and 2005 include fees for the review of the Company’s Federal tax return. There were no other fees paid to Grant Thornton LLP during 2006, 2005 or 2004.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has concluded that Grant Thornton LLP’s provision of the audit and permitted non-audit services described above is compatible with maintaining Grant Thornton LLP’s independence. The Audit Committee pre-approved all of such services. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent auditors. Pursuant to these policies and procedures, the Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management.

OTHER BUSINESS

Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote or refrain from voting the shares represented thereby in accordance with their best judgment on such matters after consultation with the Board of Directors.

SHAREHOLDER PROPOSALS FOR

PRESENTATION AT THE 2008 ANNUAL MEETING

If a qualified shareholder desires to present a proposal for action at the annual meeting of shareholders to be held in 2008, and such proposal conforms to the rules and regulations of the Securities and Exchange Commission and is in accordance with other federal laws as well as the laws of the State of Florida, such proposal must be received by the Company by December 1, 2007, to be included in the Company’s Proxy Statement and proxy for such 2008 meeting (unless the date of the 2008 annual meeting is not held within 30 days of May 2, 2008, in which case the deadline will be a reasonable time before we begin to print and mail the proxy material for the 2008 annual meeting of shareholders). In addition, the proxy solicited by the Board for the 2008 annual meeting will confer discretionary authority on the persons named in such Proxy to vote on any shareholder proposal presented at that meeting if the Company receives notice of such proposal later than February 14, 2008, without the matter having been discussed in such Proxy.

By Order of the Board of Directors

/s/ Richard T. Dawson
RICHARD T. DAWSON
Secretary
Dated: March 30, 2007

EXHIBIT A

SUPERIOR UNIFORM GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I. PURPOSE

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Superior Uniform Group, Inc. (the “Corporation”). The purpose of the Committee is to assist the Board in fulfilling the Board’s oversight responsibilities by:

•	reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public;

•	overseeing the Corporation’s systems of disclosure controls and internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and

•	overseeing the Corporation’s auditing, accounting and financial reporting processes generally.

The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	appoint the Corporation’s independent auditors and determine their compensation;

•	review, evaluate and oversee the audit efforts of the Corporation’s outside auditor;

•	provide an open avenue of communication among the outside auditor, financial and senior management, and the Board;

•	encourage continuous improvement of, and foster adherence to, the Corporation’s policies, procedures and practices at all levels;

•	oversee and ensure the integrity of the Corporation’s financial statements, the independent auditor’s qualifications and independence; and

•	prepare the Audit Committee Report required to be included in the Corporation’s annual proxy or information statement.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section V of this Charter.

II. AUTHORITY

The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to fully execute its duties and responsibilities. The Corporation shall provide appropriate funding, as determined by the Committee, as compensation for (1) the independent auditor who has been engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (2) any advisors employed by the Audit Committee, and (3) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

III. COMPOSITION

The Committee shall consist of at least three directors, as determined annually by the Board, each of whom shall meet the independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission (the “Commission”), and each of whom shall be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee. No member of the Committee may serve on the audit committees of more than three public companies unless the Board determines that such service does not, and will not, impair the member’s ability to effectively serve on the Committee and discloses the determination in the Corporation’s annual proxy statement. All members of the Committee shall be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. The Board of Directors shall appoint at least one member of the Committee who is deemed an “audit committee financial expert” as defined by the Commission and demonstrates “financial sophistication”, defined in Section 121(B)(2) of the American Stock Exchange Company Guide, as such rules are in effect from time to time. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV. MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The secretary of the Committee shall maintain minutes or other records of meetings and activities of the Committee in accordance with Florida law and the Corporation’s By-laws. As part of its job to foster open communication, the Committee should meet periodically and at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately. In addition, the Committee (or at least its Chair) should meet quarterly with the independent auditor and management to discuss the annual audited financial statements and the quarterly financial statements, including the Corporation’s disclosure to be included under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary.

V. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

A. Documents/Reports Accounting Information Review

(1) Review this Charter at least annually or as conditions otherwise dictate, and recommend to the Board of Directors any necessary amendments.

(2) Review and discuss with management the Corporation’s annual audited financial statements to be included in the Corporation’s Annual Report on Form 10-K and annual report to shareholders and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants, and management certifications required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) prior to the filing or distribution thereof. As part of the review process, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

(3) Review with financial management and the outside auditors each of the Corporation’s Quarterly Reports on Form 10-Q prior to its filing or prior to the release of earnings for the fiscal quarter covered by the Form 10-Q.

(4) Review earnings press releases with management, paying particular attention to any use of pro-forma or adjusted non-GAAP information.

(5) Discuss with management, financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the kinds of information to be disclosed and the types of presentation to be made).

(6) Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU Section 380), as in effect from time to time.

B. Independent Auditor

(1) Appoint, retain, compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Committee. The Committee shall oversee the resolution of the disagreements between management and the independent auditors in the event that they arise. The Committee will review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed.

(2) Review with the independent auditor any problems or difficulties and management’s response and hold timely discussions with the independent auditors regarding the following:

•	all critical accounting policies and practices;

•

all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management including, but not limited to, the management letters and schedule of unadjusted differences.

(3) At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality control procedures;

•

Any material issues raised by the most recent internal quality-control review, any peer review, or any inquiry or investigation by governmental or professional authorities, within the preceding five fiscal years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

•	all relationships between the independent auditor and the Corporation (to assess the auditor’s independence);

•

any audit problems or difficulties encountered in the course of the audit work, including any restrictions on scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management and management’s response to all such difficulties;

•

analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements of the Corporation.

(4) Review and preapprove both audit and nonaudit services to be provided by the independent auditor, subject to any de miminis exception that may be provided by applicable laws or regulations. This duty may be delegated to one or more designated members of the audit committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

(5) Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

(6) Ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Corporation; actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the independence of the independent auditor; and recommend that the Board take appropriate action to oversee the independence of the auditor.

(7) Periodically consult with the independent auditor out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

(8) Ensure the rotation of the lead audit partner, the concurring audit review partner, the client service partner and other “line” partners directly involved in the performance of the audit for the Corporation, as required by applicable law or regulation.

C. Financial Reporting Processes

(1) In consultation with the outside auditor review the integrity of the Corporation’s financial reporting processes, both internal and external, and the internal control structure (including disclosure controls).

(2) Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies.

(3) Review analyses prepared by management (and the independent auditor) setting forth financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(4) Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

(5) Review and approve all related-party transactions as defined by applicable rules and regulations of the American Stock Exchange and the Securities and Exchange Commission.

(6) Establish and implement procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters, including procedures for employees’ anonymous submissions of concerns.

D. Ethical and Legal Compliance

(1) Establish, review and update periodically a Code of Ethical Conduct that complies with all applicable rules and regulations, and ensure that management has established a system to enforce this Code.

(2) Review management’s monitoring of the Corporation’s compliance with this Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

(3) Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

(4) Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

(5) Discuss policies with respect to risk assessment and risk management. Such discussions should include the Corporation’s major financial and accounting risk exposures and the steps management has undertaken to control them.

(6) Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

(7) Make regular reports to the Board and prepare the report of the Committee required under Item 306 of the SEC’s Regulation S-K to be included in the Corporation’s annual proxy or information statement stating whether the Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61 (“SAS 61”);

•	received the written disclosures from the auditor relating to its independence required by Independence Standards Board Standard No. 1; and

•	recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K.

(8) Annually, perform a self-assessment relative to the Committee’s purpose, duties and responsibilities outlined herein.

(9) Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

VI. LIMITATION ON COMMITTEE’S ROLE

While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are of oversight in nature. The primary responsibility for the Corporation’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Corporation’s independent auditors are responsible for auditing the Corporation’s financial statements. It is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities or other problems respecting the Corporation’s financial reporting, disclosure controls and procedures and internal controls and procedures.

EXHIBIT B

SUPERIOR UNIFORM GROUP, INC.

CHARTER OF THE NOMINATING COMMITTEE

Statement of Purpose

The Nominating Committee (the “Committee”) shall provide assistance to the Board of Directors (the “Board”) of Superior Uniform Group, Inc. (the “Company”) in fulfilling its duties by identifying individuals qualified to become directors (consistent with criteria set forth in Appendix A hereto or otherwise established by the Committee) and recommending to the Board candidates for all directorships to be filled by the Board or by the shareholders of the Company.

Committee Membership and Qualifications

The Committee shall be comprised of at least three members of the Board, each of whom is determined by the Board to be “independent” in accordance with the rules of the American Stock Exchange (“AmEx”).

Appointment and Removal of Committee Members

The members of the Committee shall be appointed by the Board annually or as necessary to fill vacancies. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairperson

The Chairperson of the Committee shall be appointed by the Board in consultation with the Chairman of the Board. The Chairperson will chair all regular sessions of the Committee and, in consultation with the Chairman of the Board, set the agendas for Committee meetings.

Meetings

The Committee shall meet as frequently as circumstances dictate, which shall be at least annually.

The Committee may invite to its meetings any officer, employee or director of the Company and such other persons as it deems appropriate in order to carry out its duties.

The secretary of the Committee shall maintain minutes or other records of meetings and activities of the Committee in accordance with Florida law and the Company’s By-laws.

Duties

In furtherance of its purpose, the Committee shall have the following duties relating to:

Recommendations Relating to the Selection of Director Candidates to Serve on the Board of Directors

1.	The Committee shall establish and apply criteria (including the criteria set forth in Appendix A hereto) for selection of potential directors, taking into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.

2.	The Committee shall identify individuals believed to be qualified as candidates to serve on the Board and recommend to the Board for its approval candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board, the Committee shall take into account the established criteria for selection and the extent to which the candidate would fill a present need on the Board. In fulfilling its duties as outlined above, the Committee shall consult from time to time, as appropriate, with the Chairman of the Board.

3.	The Committee shall periodically review the qualifications and independence of existing Board members based on the general and specific criteria approved by the Board and the rules of AmEx and make recommendations to the full Board whether they should stand for re-election. The Committee shall recommend to the Board the removal of a director where appropriate.

4.	The Committee shall consider and make recommendations to the Board on matters relating to the retirement of Board members, including term limits or age caps.

5.	The Committee shall review the backgrounds and qualifications of possible candidates. In that capacity, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

6.	The Committee shall consider questions of independence and possible conflicts of interest of members of the Board and executive officers.

7.	The Committee shall review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. In fulfilling this duty, the Committee shall, as appropriate, consult with the Chairman of the Board.

8.	The Committee shall periodically review the orientation process for all new directors.

Review and Reporting

1.	The Committee shall report regularly to the Board (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee’s discharge of its duties and (iii) with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Committee’s Chairperson or any other member of the Committee designated by the Committee to make such report.

2.	The Committee shall maintain minutes or other records of meetings and activities of the Committee.

Studies and Investigations

The Committee shall have the power and authority to conduct or authorize studies and investigations into any matter of interest or concern within the scope of its duties that the Committee deems appropriate, and shall have the sole authority to retain independent counsel, consultants or other experts to assist in the conduct of any such study or investigation, including the authority to approve fees payable to such experts and any other terms of retention.

Annual Charter Evaluation

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable.

Appendix A

CRITERIA FOR DIRECTOR NOMINEES

In making recommendations to the Company’s Board of Directors of nominees to serve as directors, the Committee will examine each director nominee on a case-by-case basis, regardless of who recommended the nominee, and take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board of Directors and the Committee believe the following minimum qualifications must be met by a director nominee to be recommended by the Committee:

Each director must display high personal and professional ethics, integrity and values.

Each director must have the ability to exercise sound business judgment.

Each director must be accomplished in his or her respective field, with broad experience at the executive and/or policy-making level in business, government, education, technology or public interest.

Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

Each director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

Each director must have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

The Board of Directors also believes the following qualities or skills are necessary for one or more directors to possess:

At least one independent director should have the requisite experience and expertise to be designated as an “audit committee financial expert” as defined by applicable rules of the Securities and Exchange Commission and by the rules of AmEx.

One or more of the directors generally should be active or former executive officers of public or private companies or leaders of major complex organizations, including commercial, scientific, government, educational and other similar institutions.

Directors should be selected so that the Board of Directors is a diverse body.

PROXY CARD

Side 1

SUPERIOR UNIFORM GROUP, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2007

The undersigned shareholder appoints MICHAEL BENSTOCK, and ALAN D. SCHWARTZ, or any one of them, as proxies with full power of substitution and resubstitution, to vote the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of the Company on May 4, 2007, at 10 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting included herewith, unless otherwise specified.

(continued and to be signed on the reverse side)

Side 2

Without otherwise limiting the general authorization given hereby, the proxy is instructed to vote as follows:

The Board of Directors Recommends a Vote “For” Proposals 1 and 2.

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here  ☒

Proposal 1	To elect nine Directors as set forth in the Proxy Statement: Gerald M. Benstock, Michael Benstock, Alan D. Schwartz, Peter Benstock, Manuel Gaetan, Sidney Kirschner, Robin Hensley, Paul Mellini and Arthur Wiener.

☐	FOR ALL NOMINEES LISTED
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See Instructions Below)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE

NOMINEE’S NAME IN THE SPACE PROVIDED BELOW)

Proposal 2	To ratify the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 2007.
☐	FOR ☐ AGAINST ☐ ABSTAIN

Please check box if you plan to attend the Annual Meeting of Shareholders.  ☐

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD. The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors, if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2007 Annual Meeting of Shareholders by a reasonable time before the proxy solicitation was made, and (z) on other matters which may properly come before the 2007 Annual Meeting of Shareholders and any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature(s)

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.